Exhibit 99.1
FOR IMMEDIATE RELEASE
RailAmerica, Inc. Reports Third Quarter 2010 Results
Third Quarter Highlights
•	Carloads up 5% and revenue up 16% versus third quarter 2009.

•	Operating income of $28.5 million.

•	Adjusted income from continuing operations[1] of $0.18 per share.

•	Income from continuing operations of $0.15 per share.
JACKSONVILLE, FL, October 27, 2010 – RailAmerica, Inc. (NYSE: RA) today reported financial results for the quarter ended September 30, 2010. Third quarter 2010 revenue increased 16% to $128.3 million from $110.1 million in the third quarter of 2009. Freight revenue increased 11% to $97.7 million with carloads up 5%. Non-freight revenue increased 38% to $30.6 million. Excluding the acquisition of Atlas Railroad Construction Company and the new Ottawa Valley Railway operating agreement, non-freight revenue increased 11% versus third quarter 2009.
John Giles, RailAmerica’s President and Chief Executive Officer, said “Operating income was up 35% versus a year ago excluding the impact of 45G tax credits. These strong results were driven by our continued focus on operating efficiency and solid revenue growth. From a strategic standpoint, we made significant progress by completing the acquisition of Atlas and entering into the new long-term agreement with Ottawa Valley Railway. Pursuing additional, value enhancing acquisitions and investments remains a strategic priority for our team.”
RailAmerica reported third quarter 2010 income from continuing operations of $8.0 million, or $0.15 per diluted share. This compares to income from continuing operations of $3.5 million, or $0.08 per diluted share, for the third of quarter 2009. Third quarter 2010 results include expenses of $0.05 per diluted share for interest rate swap termination costs partially offset by a benefit of $0.02 per diluted share from a transaction break-up fee (net of acquisition expenses). Third quarter 2009 results include charges of $0.12 per diluted share for interest rate swap termination costs. Both third quarter 2010 and 2009 had favorable adjustments to income taxes.
Operating income increased 11% to $28.5 million in third quarter 2010 from $25.6 million in the third quarter of 2009. For third quarter 2010 the increase in freight revenue was due to higher volume and average revenue per car. Non-freight revenue was up mainly due to the Atlas acquisition. Third quarter operating expenses increased $15.2 million due to higher volume, the inclusion of Atlas Railroad Construction Company and the absence of 45G tax credit benefits in third quarter 2010. Third quarter 2009 results include a $4.5 million 45G tax credit. Results that exclude the impact of the 45G tax benefit are shown below.

[1]	See schedule at end of press release for a reconciliation of non-GAAP financial measure.

	For the Three Months
	Ended
	September 30,
($ in thousands)	2010	2009
Operating revenue	$128,257	$110,137
Operating expense	(99,766)	(84,529)

Operating income, reported	28,491	25,608

Less: Benefit from 45G tax credit monetization	—	(4,539)

Operating income before 45G benefit [1]	$28,491	$21,069

[1]	See schedule at the end of press release for a reconciliation of non-GAAP financial measure
As previously announced, RailAmerica, Inc. will present its third quarter earnings on Thursday, October 28, 2010 at 8:30 a.m. Eastern Time via live teleconference and webcast. Those interested in participating via teleconference may dial (877) 756-2088. Callers outside the U.S. may dial (574) 941-1456. The conference ID number is 14939140. Participants should dial in no later than 10 minutes prior to the call. Presentation materials and access to the live webcast will be available in the Investors section of RailAmerica’s website (www.railamerica.com). Following the earnings call, a webcast replay will be archived on the Company’s website. A telephone replay will be available through November 11, 2010 beginning approximately two hours after the call. The recording can be accessed by dialing (800) 642-1687 or (706) 645-9291. The conference ID number is 14939140.
RailAmerica, Inc. owns and operates short line and regional freight railroads in North America, operating a portfolio of 40 individual railroads with approximately 7,300 miles of track in 27 U.S. states and three Canadian provinces.
Cautionary Note Regarding Forward-Looking Statements
Certain items in this press release and other information we provide from time to time may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not necessarily limited to, statements relating to future events and financial performance. Words such as “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “appears,” “may,” “will,” “would,” “could,” “should,” “seeks,” “estimates” and variations on these words and similar expressions are intended to identify such forward-looking statements. These statements are based on management’s current expectations and beliefs and are subject to a number of factors that could lead to actual results materially different from those described in the forward-looking statements. RailAmerica, Inc. can give no assurance that its expectations will be attained. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. Factors that could have a material adverse effect on our operations and future prospects or that could cause actual results to differ materially from RailAmerica, Inc.’s expectations include, but are not limited to, prolonged capital markets disruption and volatility, general economic conditions and business conditions, our relationships with Class I railroads and other connecting carriers, our ability to obtain railcars and locomotives from other providers on which we are currently dependent, legislative and regulatory developments including rulings by the Surface Transportation Board or the Railroad Retirement Board, strikes or work stoppages by our employees, our transportation of hazardous materials by rail, rising fuel costs, goodwill assessment risks, acquisition risks, competitive pressures within the industry, risks related to the geographic markets in which we operate; and other risks detailed in RailAmerica, Inc.’s filings with the

Securities and Exchange Commission, including our Annual Report on Form 10-K filed with the Commission on March 26, 2010. In addition, new risks and uncertainties emerge from time to time, and it is not possible for RailAmerica, Inc. to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this press release. RailAmerica, Inc. expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.
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INVESTOR CONTACT
Ira Berger
Office: 904.538.6332
MEDIA CONTACT
Donia Crime
Office: 904.645.6200
Cell: 404.271.1437

RAILAMERICA, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
	(In thousands, except per share data)
Operating revenue	$128,257	$110,137	$362,655	$316,620
Operating expenses:
Transportation	54,497	47,524	164,779	138,974
Selling, general and administrative	29,721	26,799	89,907	74,943
Other	5,675	—	5,675	—
Net (gain) loss on sale of assets	(1,708)	(159)	(1,717)	855
Depreciation and amortization	11,581	10,365	33,259	30,931

Total operating expenses	99,766	84,529	291,903	245,703

Operating income	28,491	25,608	70,752	70,917
Interest expense (including amortization costs of $6,020, $10,398, $20,194 and $18,990, respectively)	(19,735)	(27,507)	(64,592)	(62,770)
Other income (loss)	2,264	24	(5,177)	(1,396)

Income (loss) from continuing operations before income taxes	11,020	(1,875)	983	6,751
Provision for (benefit from) income taxes	3,052	(5,378)	(250)	(3,028)

Income from continuing operations	7,968	3,503	1,233	9,779
Discontinued operations:
Gain (loss) on disposal of discontinued business (net of income taxes (benefit) of $(11) and $12,005, respectively)	—	(20)	—	12,931

Net income	$7,968	$3,483	$1,233	$22,710

Dividends declared and paid per common share	$—	$—	$—	$0.46

Basic earnings per common share:
Continuing operations	$0.15	$0.08	$0.02	$0.23
Discontinued operations	0.00	0.00	0.00	0.30

Net income	$0.15	$0.08	$0.02	$0.53

Diluted earnings per common share:
Continuing operations	$0.15	$0.08	$0.02	$0.23
Discontinued operations	0.00	0.00	0.00	0.30

Net income	$0.15	$0.08	$0.02	$0.53

Weighted Average common shares outstanding:
Basic	54,872	43,721	54,769	43,688
Diluted	54,872	43,721	54,769	43,688

RAILAMERICA, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Unaudited)

	September 30,	December 31,
	2010	2009
	(In thousands, except share data)
ASSETS
Current assets:
Cash and cash equivalents	$113,898	$190,218
Accounts and notes receivable, net of allowance of $5,427 and $4,557, respectively	81,661	66,619
Current deferred tax assets	12,697	12,697
Other current assets	13,691	21,958

Total current assets	221,947	291,492
Property, plant and equipment, net	978,310	952,527
Intangible assets	141,401	136,654
Goodwill	212,258	200,769
Other assets	13,971	17,187

Total assets	$1,567,887	$1,598,629

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Current maturities of long-term debt	$466	$669
Accounts payable	56,002	53,948
Accrued expenses	45,844	34,675

Total current liabilities	102,312	89,292
Long-term debt, less current maturities	2,759	3,013
Senior secured notes	570,601	640,096
Deferred income taxes	194,503	185,002
Other liabilities	19,749	21,895

Total liabilities	889,924	939,298

Commitments and contingencies
Stockholders’ equity:
Common stock, $0.01 par value, 400,000,000 shares authorized; 54,877,105 shares issued and outstanding at September 30, 2010; and 54,364,306 shares issued and outstanding at December 31, 2009	549	544
Additional paid in capital and other	634,836	630,653
Retained earnings	47,619	46,386
Accumulated other comprehensive loss	(5,041)	(18,252)

Total stockholders’ equity	677,963	659,331

Total liabilities and stockholders’ equity	$1,567,887	$1,598,629

RAILAMERICA, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)

	For the Nine Months Ended
	September 30,
	2010	2009
	(In thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,233	$22,710
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization, including amortization of debt issuance costs classified in interest expense	36,863	39,858
Amortization of swap termination costs	16,582	10,026
Net gain on sale or disposal of properties	(1,717)	(70)
Foreign exchange gain on debt	—	(1,160)
Swap termination costs	—	(55,750)
Loss on extinguishment of debt	8,357	2,593
Equity compensation costs	5,525	3,146
Deferred income taxes and other	(3,770)	3,336
Changes in operating assets and liabilities, net of acquisitions and dispositions:
Accounts receivable	(9,565)	1,906
Other current assets	9,056	1,315
Accounts payable	(2,808)	(605)
Accrued expenses	10,326	(1,841)
Other assets and liabilities	(2,210)	(20,336)

Net cash provided by operating activities	67,872	5,128

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property, plant and equipment	(46,771)	(34,451)
Proceeds from sale of assets	3,251	20,071
Acquisitions, net of cash acquired	(23,926)	—
Deferred disposition costs and other	—	(355)

Net cash used in investing activities	(67,446)	(14,735)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from issuance of senior secured notes	—	709,830
Principal payments on long-term debt	(391)	(625,677)
Repurchase of senior secured notes	(76,220)	—
Costs associated with sale of common stock	(106)	—
Dividends paid to common stockholders	—	(19,485)
Deferred financing costs paid	(224)	(20,018)

Net cash provided by (used in) financing activities	(76,941)	44,650

Effect of exchange rates on cash	195	214

Net increase (decrease) in cash	(76,320)	35,257
Cash, beginning of period	190,218	26,951

Cash, end of period	$113,898	$62,208

RAILAMERICA, INC. AND SUBSIDIARIES
SELECTED FINANCIAL INFORMATION
(amounts in thousands)
(unaudited)

	Three Months Ended September 30,
	2010		2009
Operating revenue	$128,257	100.0%	$110,137	100.0%
Operating expenses:
Labor and benefits	38,745	30.2%	35,755	32.4%
Equipment rents	8,721	6.8%	8,900	8.1%
Purchased services	9,830	7.7%	7,430	6.7%
Diesel fuel	9,760	7.6%	8,373	7.6%
Casualties and insurance	4,816	3.8%	4,593	4.2%
Materials	6,782	5.3%	2,977	2.7%
Joint facilities	2,454	1.9%	2,497	2.3%
Other expenses	8,785	6.8%	8,337	7.5%
Track maintenance credit (45G)	—	0.0%	(4,539)	(4.1)%
Net gain on sale of assets	(1,708)	(1.3)%	(159)	(0.1)%
Depreciation and amortization	11,581	9.0%	10,365	9.4%

Total operating expenses	99,766	77.8%	84,529	76.7%

Operating income	$28,491	22.2%	$25,608	23.3%

	Nine Months Ended September 30,
	2010		2009
Operating revenue	$362,655	100.0%	$316,620	100.0%
Operating expenses:
Labor and benefits	114,381	31.5%	101,216	32.0%
Equipment rents	25,857	7.1%	27,327	8.6%
Purchased services	28,058	7.8%	23,123	7.3%
Diesel fuel	31,522	8.7%	23,285	7.3%
Casualties and insurance	13,255	3.7%	13,965	4.4%
Materials	14,581	4.0%	8,138	2.6%
Joint facilities	6,545	1.8%	4,822	1.5%
Other expenses	26,162	7.2%	24,833	7.8%
Track maintenance credit (45G)	—	0.0%	(12,792)	(4.0)%
Net (gain) loss on sale of assets	(1,717)	(0.5)%	855	0.3%
Depreciation and amortization	33,259	9.2%	30,931	9.8%

Total operating expenses	291,903	80.5%	245,703	77.6%

Operating income	$70,752	19.5%	$70,917	22.4%

RAILAMERICA, INC. AND SUBSIDIARIES
Railroad Freight Revenue, Carloads and Average Freight Revenue
Per Carload
Comparison by Commodity Group
(unaudited)

	Three Months Ended			Three Months Ended
	September 30, 2010			September 30, 2009
			Average Freight			Average Freight
	Freight		Revenue per	Freight		Revenue per
	Revenue	Carloads	Carload	Revenue	Carloads	Carload
	(Amounts in thousands, except carloads and average freight revenue per carload)
Agricultural Products	$16,690	32,730	$510	$15,370	31,405	$489
Chemicals	14,639	23,947	611	12,112	20,946	578
Coal	10,303	47,176	218	9,381	46,806	200
Metallic Ores and Metals	10,136	18,145	559	6,049	10,382	583
Pulp, Paper and Allied Products	9,582	17,565	546	8,162	16,267	502
Non-Metallic Minerals and Products	8,819	21,421	412	8,562	20,081	426
Forest Products	6,709	11,780	570	6,748	12,078	559
Food or Kindred Products	6,642	13,660	486	6,061	13,042	465
Waste and Scrap Materials	5,934	14,231	417	5,468	14,350	381
Petroleum	4,165	9,027	461	4,648	9,909	469
Other	2,492	7,175	347	3,957	8,958	442
Motor Vehicles	1,554	2,642	588	1,483	4,047	366

Total	$97,665	219,499	$445	$88,001	208,271	$423

	Nine Months Ended			Nine Months Ended
	September 30, 2010			September 30, 2009
			Average Freight			Average Freight
	Freight		Revenue per	Freight		Revenue per
	Revenue	Carloads	Carload	Revenue	Carloads	Carload
	(Amounts in thousands, except carloads and average freight revenue per carload)
Agricultural Products	$46,580	97,704	$477	$39,916	88,484	$451
Chemicals	43,928	71,908	611	35,135	60,977	576
Coal	29,662	134,142	221	28,339	136,341	208
Metallic Ores and Metals	29,198	51,214	570	16,854	29,919	563
Pulp, Paper and Allied Products	27,809	49,050	567	24,105	47,177	511
Non-Metallic Minerals and Products	26,005	60,624	429	24,620	58,870	418
Food or Kindred Products	20,821	42,617	489	19,219	39,196	490
Forest Products	20,685	36,091	573	20,559	36,004	571
Waste and Scrap Materials	17,921	43,361	413	14,791	39,762	372
Petroleum	14,492	31,006	467	14,388	31,260	460
Other	8,335	22,098	377	15,527	43,179	360
Motor Vehicles	5,326	9,202	579	4,154	11,405	364

Total	$290,762	649,017	$448	$257,607	622,574	$414

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES
     Adjusted income (loss) from continuing operations is a supplemental measure of profitability that is not calculated or presented in accordance with U.S. generally accepted accounting principles (“GAAP”). We use non-GAAP financial measures as a supplement to our GAAP results in order to provide a more complete understanding of the factors and trends affecting our business. However, Adjusted income (loss) from continuing operations has limitations as an analytical tool. It is not a measurement of our profitability under GAAP and should not be considered as an alternative to Income (loss) from continuing operations as a measure of profitability.
     Adjusted income (loss) from continuing operations assists us in measuring our performance and profitability of our operations without the impact of foreign exchange loss (gain) on debt and transaction costs related to debt extinguishment, acquisitions and swap termination. The following table sets forth the reconciliation of Adjusted income (loss) from continuing operations.

	2010
	Q1		Q2		Q3		Q3 YTD
(In thousands, except per share data)	After Tax	Per Share	After Tax	Per Share	After Tax	Per Share	After Tax	Per Share
Income (loss) from continuing operations	$(2,514)	$(0.05)	$(4,221)	$(0.08)	$7,968	$0.15	$1,233	$0.02

Add:
Amortization of swap termination costs	3,644	0.07	3,437	0.06	2,973	0.05	10,054	0.18
Loss on extinguishment of debt	—	—	5,098	0.09	—	—	5,098	0.09
Acquisition (income) expense	—	—	159	0.00	(1,043)	(0.02)	(884)	(0.02)

Adjusted income (loss) from continuing operations	$1,130	$0.02	$4,473	$0.08	$9,898	$0.18	$15,501	$0.28

Weighted Average common shares outstanding (dilluted)	54,568		54,869		54,872		54,769

	2009
	Q1		Q2		Q3		Q3 YTD
(In thousands, except per share data)	After Tax	Per Share	After Tax	Per Share	After Tax	Per Share	After Tax	Per Share
Income from continuing operations	$809	$0.02	$5,467	$0.13	$3,503	$0.08	$9,779	$0.23

Add:
Amortization of swap termination costs	—	—	583	0.01	5,432	0.12	6,015	0.14
Foreign exchange loss (gain) on debt	698	0.02	(1,394)	(0.03)	—	—	(696)	(0.02)
Loss on extinguishment of debt	—	—	1,556	0.04	—	—	1,556	0.04
Acquisition costs	—	—		—	—	—	—	—

Adjusted income (loss) from continuing operations	$1,507	$0.03	$6,212	$0.15	$8,935	$0.20	$16,654	$0.39

Weighted Average common shares outstanding (dilluted)	43,604		43,740		43,721		43,688
Note: Numbers may not add due to rounding

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES
     Operating Income Before 45G Benefit and Operating Ratio Before 45G Benefit are supplemental measures of profitability that are not calculated or presented in accordance with U.S. generally accepted accounting principles (“GAAP”). We use non-GAAP financial measures as a supplement to our GAAP results in order to provide a more complete understanding of the factors and trends affecting our business. However, Operating Income Before 45G Benefit and Operating Ratio Before 45G Benefit have limitations as an analytical tool. They are not measurements of our profitability under GAAP and should not be considered as an alternative to Operating Income or Operating Ratio as a measure of profitability.
     Operating Income Before 45G Benefit and Operating Ratio Before 45G Benefit assists us in measuring our performance and profitability of our operations without the impact of monetizing the 45G Tax Benefit. The following table sets forth the reconciliation of Operating Income Before 45G Benefit from our Operating Income and Operating Ratio Before 45G Benefit from our Operating Ratio.

	Quarter Ended September 30,
($ in thousands)	2010		2009
Operating revenue	$128,257		$110,137
Operating expense	(99,766)		(84,529)

Operating income, reported	$28,491		$25,608
Operating ratio, reported		77.8%		76.7%
Less: Benefit from 45G tax credit monetization	—	0.0%	(4,539)	(4.1%)

Operating income, before 45G benefit	$28,491		$21,069
Operating ratio, before 45G benefit		77.8%		80.9%

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES
     Adjusted EBITDA, is a supplemental measure of liquidity that is not calculated or presented in accordance with U.S. generally accepted accounting principles (“GAAP”). We use non-GAAP financial measures as a supplement to our GAAP results in order to provide a more complete understanding of the factors and trends affecting our business. However, Adjusted EBITDA has limitations as an analytical tool. It is not a measurement of our cash flows from operating activities under GAAP and should not be considered as an alternative to cash flow from operating activities as a measure of liquidity.
     Adjusted EBITDA assists us in monitoring our ability to undertake key investing and financing functions such as making investments, transferring property, paying dividends, and incurring additional indebtedness, which are generally prohibited by the covenants under our senior secured notes unless we met certain financial ratios and tests. Adjusted EBITDA represents EBITDA before impairment of assets, equity compensation costs, gain (loss) on foreign currency exchange, acquisition costs and non-recurring headquarter relocation costs. EBITDA, also a non-GAAP financial measure, is defined as net income (loss) before interest expense, provision for (benefit from) income taxes and depreciation and amortization.
     The following tables set forth the reconciliation of Adjusted EBITDA from our cash flow from operating activities (in thousands):

	Q1 2010	Q2 2010	Q3 2010	YTD 2010
Cash flows from operating activities to Adjusted EBITDA Reconciliation:
Net cash provided by operating activities	$25,440	$33,290	$9,142	$67,872
Changes in working capital accounts	(10,191)	(13,583)	18,975	(4,799)
Depreciation and amortization, including amortization of debt issuance costs classified in interest expense	(12,151)	(11,988)	(12,724)	(36,863)
Amortization of swap termination costs	(6,073)	(5,635)	(4,874)	(16,582)
Net gain (loss) on sale or disposal of properties	34	(25)	1,708	1,717
Loss on debt extinguishment	—	(8,357)	—	(8,357)
Equity compensation costs	(1,525)	(1,965)	(2,035)	(5,525)
Deferred income taxes	1,952	4,042	(2,224)	3,770

Net income (loss)	(2,514)	(4,221)	7,968	1,233

Add: Discontinued operations (gain)/loss	—	—	—	—

Income (loss) from continuing operations	(2,514)	(4,221)	7,968	1,233
Add:
Benefit from income taxes	(530)	(2,772)	3,052	(250)
Interest expense, including amortization costs	22,704	22,153	19,735	64,592
Depreciation and amortization	10,923	10,755	11,581	33,259

EBITDA	30,583	25,915	42,336	98,834
Add:
Equity compensation costs	1,525	1,965	2,035	5,525
Loss on debt extinguishment	—	8,357	—	8,357
Acquisition income, net of expense	—	261	(1,710)	(1,449)

Adjusted EBITDA	$32,108	$36,498	$42,661	$111,267

	Q1 2009	Q2 2009	Q3 2009	YTD 2009
Cash flows from operating activities to Adjusted EBITDA Reconciliation:
Net cash provided by (used in) operating activities	$(6,335)	$(37,023)	$48,486	$5,128
Changes in working capital accounts	25,308	23,423	(29,170)	19,561
Depreciation and amortization, including amortization of debt issuance costs classified in interest expense	(15,432)	(12,718)	(11,708)	(39,858)
Amortization of swap termination costs	—	(972)	(9,054)	(10,026)
Net gain (loss) on sale or disposal of properties	728	(787)	129	70
Foreign exchange gain (loss) on debt	(1,164)	2,324	—	1,160
Swap termination costs	—	55,750	—	55,750
Loss on debt extinguishment	—	(2,593)	—	(2,593)
Equity compensation costs	(790)	(1,152)	(1,204)	(3,146)
Deferred income taxes	(1,322)	(8,018)	6,004	(3,336)

Net income	993	18,234	3,483	22,710

Add: Discontinued operations (income/gain) loss	(184)	(12,767)	20	(12,931)

Income from continuing operations	809	5,467	3,503	9,779
Add:
Provision for (benefit from) income taxes	1,232	1,118	(5,378)	(3,028)
Interest expense, including amortization costs	18,590	16,673	27,507	62,770
Depreciation and amortization	10,319	10,247	10,365	30,931

EBITDA	30,950	33,505	35,997	100,452
Add:
Equity compensation costs	790	1,152	1,204	3,146
Foreign exchange (gain) loss on debt	1,164	(2,324)	—	(1,160)
Loss on debt extinguishment	—	2,593	—	2,593
Non-recurring headquarter relocation costs	509	127	408	1,044

Adjusted EBITDA	$33,413	$35,053	$37,609	$106,075